THIS FIFTH SUPPLEMENTAL AGREEMENT is made on May 9, 1994 between:-

(1) COMDISCO, INC. (the "COMPANY") for itself and on behalf of those Additional Borrowers party to the Facility Agreement defined below;

(2)  NATIONAL WESTMINSTER BANK PLC as Arranger;

(3)  THE BANKS listed on the signatory pages to this Supplemental
     Agreement under the heading
     "Extending Banks";

(4)  THE BANK listed on the signatory pages to this Supplemental
     Agreement under the heading "New Bank ";

(5)  THE BANK listed on the signatory pages to this Supplemental
     Agreement under the heading "New Extending Bank";

(6)  THE BANKS listed on the signatory pages to this Supplemental
     Agreement under the heading "Exiting Banks";

(7) NATIONAL WESTMINSTER BANK PLC as facility agent, tender panel agent and swingline agent (the "FACILITY AGENT"); and

(8)  BARCLAYS BANK PLC as letter of credit agent.

WHEREAS

(A) this Supplemental Agreement is supplemental to a facility agreement dated June 4, 1991 in respect of a revolving credit facility of up to U.S. $375,000,000 as amended by a supplemental agreement dated August 27, 1991, a second supplemental agreement dated April 20, 1992, a third supplemental agreement dated September 21, 1992 and a fourth supplemental agreement dated April 23, 1993 (together the "FACILITY AGREEMENT");

(B) at the request of the Company, those Underwriters which are Extending Banks and New Extending Banks have agreed to extend the Final Maturity Date of the Facility;

(C) at the request of the Company, those Extending Banks which are referred to in this Supplemental Agreement as "Increasing Banks" have agreed to increase the amount of their respective
     Commitments;

(D) The Exiting Banks are to be released from their respective obligations under the Facility Agreement and the New Bank has agreed to become party to the Facility Agreement, in each case with effect from the Effective Date of this Supplemental Agreement; and

(E) the parties to this Supplemental Agreement have agreed to amend certain of the financial covenants and events of default contained in the Facility Agreement as set out below.

IT IS AGREED as follows:-
PortraitPortrait
1.   INTERPRETATION

     (a) A term defined in the Facility Agreement has, unless this Supplemental Agreement or the context otherwise requires, the same meaning when used in this Supplemental Agreement.

     (b) Clause 1.2 of the Facility Agreement is deemed to be set out in this Supplemental Agreement as if references therein to the Facility Agreement are references to this Supplemental Agreement.

     (c) "EXITING BANKS" means those parties to this Supplemental Agreement listed under the heading "Exiting Banks" on the signatory pages;

     (d) "EXTENDING BANKS" means those parties to this Supplemental Agreement listed under the heading "Extending Banks" on the signatory pages.

     (e) "INCREASING BANKS" means those Extending Banks which have agreed to increase the amount of their respective
          Commitments as set out in Part I of Exhibit A to the Facility Agreement as amended by this Supplemental
          Agreement.

     (f)  "NEW BANK" means the party to this Supplemental
          Agreement listed under the heading "New Bank" on the signatory pages.

     (g) "NEW EXTENDING BANK" means the party to this Supplemental Agreement listed under the heading "New Extending Bank" on the signatory pages, being a bank which was an original party to the Facility Agreement which did not agree to become an Extending Bank under the fourth supplemental agreement referred to in Recital A above (the "Fourth Supplemental Agreement"), but which now wishes to become an Extending Bank and to agree to the amendments made by the Fourth Supplemental Agreement (adjusted in accordance with Clause 6.2 of this Supplemental Agreement) and this Supplemental Agreement.

2.   AMENDMENTS TO THE FACILITY AGREEMENT

2.1 Subject to the satisfaction of the condition in Clause 4 below and as provided in Clause 2.2 and 2.3 below, the Facility
     Agreement is amended as follows:-

     (a) The definition of "BANKS" in Clause 1.1 shall include the Extending Banks, the New Extending Bank and the New
          Bank and shall not include the Exiting Banks.

          Part I of Exhibit A (the Underwriters and their Commitments) shall be deleted and replaced with the form set out in
          Schedule 1 to this Supplemental Agreement and Parts II (the Swingline Banks) and IV (the Tender Panel Members) shall be deemed to include the New Bank.

     (b)  In Clause 1.1:

          The definitions of "ANNIVERSARY" and "FINAL MATURITY DATE" shall be deleted and replaced with the following:

          "ANNIVERSARY"

          means March 31 in any year.

          "FINAL MATURITY DATE"

          in relation to an Underwriter means, subject to Clause 2.4, March 31, 1997.

     (c) The following new definitions shall be added to Clause 1.1:

          "AGGREGATE MATERIAL AMOUNT"

          means,  at any time, an amount equal to the higher of
          (i) five per cent. of Consolidated Tangible Net Worth of the Company and its Subsidiaries at such time and (ii)
          U.S.$25,000,000.

          "INDIVIDUAL MATERIAL AMOUNT"

          means, at any time, an amount equal to the higher of
          (i) two per cent. of the Consolidated Tangible Net Worth of the Company and its Subsidiaries at such time and
          (ii) U.S.$10,000,000.

     (d)  In Clause 20.11 (a) (i), the reference to "U.S.$508,000,000"
          shall be deleted and replaced with "U.S.$525,000,000".

     (e) In Clause 20.11 (a) (ii), the reference to "30 September 1990" shall be deleted and replaced with "30 September 1992".

     (f) The first four lines of Clause 21.1 (i) beginning "There shall be entered..." and ending "at any one time..." shall be deleted and replaced with the following:

          (i)  LITIGATION

          There shall be entered against any member of the Group one or more judgments or decrees in excess of an amount equal to, individually, the Individual Material Amount or, in the aggregate, the Aggregate Material Amount at any one time .


     (g) Attachment 1 to the Compliance Certificate set out in Exhibit P shall be deleted and replaced with a new Attachment in the form set out in Schedule 2 to this Supplemental
          Agreement.

2.2 Subject to the satisfaction of the condition set out in Clause 4 below, the amendments to the Facility Agreement in Clause 2.1 shall apply as between all the Contracting Parties including, for the avoidance of doubt, the New Bank.

2.3 Subject to Clause 4 below, the amendments in Clause 2.1 shall be deemed to be effective on May 12, 1994 (the "EFFECTIVE DATE").

3.   REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to the Facility Agent and the Banks on its own behalf and on behalf of all the Additional Borrowers that:

     (a) POWERS AND AUTHORITY: It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Supplemental Agreement and the transactions contemplated by this Supplemental Agreement.

     (b) LEGAL VALIDITY: This Supplemental Agreement constitutes its legal, valid and binding obligation.

     (c) NON-CONFLICT: The entry into and performance by it of, and the transactions contemplated by, this Supplemental
          Agreement do not and will not:-

          (i)   conflict with any law or regulation or any official or
                judicial order applicable to it;      or

          (ii)  conflict with its constitutive documents; or

          (iii) conflict with any document which is binding on it or any of its assets.

     (d) AUTHORISATIONS: All authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by this Supplemental Agreement have been obtained or effected (as appropriate) and are in full force and effect.

     (e)  REPRESENTATIONS AND WARRANTIES IN THE FACILITY AGREEMENT:
          The representations and warranties set out in Clause 19.1 of the Facility Agreement are true as if made on the date of this Supplemental Agreement and as if references in that Clause to the Facility Agreement were references to the Facility Agreement as amended by this Supplemental Agreement.

     (f) OTHER BORROWERS: The other Borrowers are bound by the terms of this Supplemental Agreement.

4.   CONDITION PRECEDENT

     (a) Clause 2 above and Clause 6 below shall come into effect when the Facility Agent has confirmed to the Company and the Banks (which confirmation the Facility Agent undertakes to give promptly) that it has received a legal opinion from Philip A. Hewes, Senior Vice President - Legal of the Company, reaffirming the matters set forth in his opinion delivered pursuant to Clause 4.1(a)(vi) of the Facility Agreement with reference to this Supplemental Agreement and the Facility Agreement as amended hereby.

     (b) If the above condition is not satisfied on or prior to May 12, 1994 (or such later date as may be agreed between the Company and the Facility Agent) this Supplemental Agreement will lapse and (with the exception of Clauses 1, 5, 7 and 8) shall cease to have any effect.

5.   INCORPORATION

     (a)  This Supplemental Agreement is a Finance Document.

     (b) This Supplemental Agreement is deemed to be incorporated as part of the Facility Agreement.

     (c)  Except as otherwise provided in this Supplemental
          Agreement, the Finance Documents remain in full force and effect.

6.   EXITING BANKS, NEW BANK AND NEW EXTENDING BANK

6.1  On the Effective Date:

     (a) The Exiting Banks will be released from all of their respective obligations under the Facility Agreement and each Exiting Bank's Commitment shall be reduced to zero.

     (b) The New Bank shall become a Bank under the Facility Agreement and will be bound by the provisions of the Facility Agreement as if it were an original party thereto in the capacity as Underwriter, Swingline Bank and Tender Panel Member.

     (c) The Commitment of each Bank in its capacity as Underwriter shall be the amount in Dollars set opposite its name in Schedule 1 and the L/C Amount of each Underwriter shall be adjusted so as to reflect the proportion of the Letter of Credit Outstandings which its Commitment bears to the Total Commitments on the Effective Date.

     (d)  The New Bank:

          (i) represents and warrants that it is a bank whose ordinary business is or includes the making of, or the participating in, Sterling and Eurocurrency loans;

          (ii) confirms that it has received a copy of the Facility Agreement together with such other documents and information as it has requested in connection with this transaction;

          (iii)agrees that it has not relied and will not rely on any other Contracting Party to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Borrower or any other party to the Facility Agreement or any other Finance Document; and

          (iv) makes the representations and warranties set forth in Clause 15.4(d) of the Facility Agreement and undertakes the obligations set forth in Clause
          15.4(e) of the Facility Agreement.

6.2 Subject to the satisfaction of the condition in Clause 4 above, the New Extending Bank agrees to the amendments to the Facility Agreement effected by Clause 2.1 of the Fourth Supplemental Agreement as if it were an Extending
     Bank (as such term is defined in the Fourth Supplemental Agreement) provided however that as far as the New
     Extending Bank is concerned, the amendments to the Facility Agreement effected by the Fourth Supplemental Agreement shall apply to the New Extending Bank with effect from the Effective Date of this Supplemental Agreement.

7.   FEES

7.1 The Company shall pay to the Facility Agent for the account of the New Bank a fee in Dollars in the amount agreed between the Company and the Facility Agent on behalf of the New Bank. Such fee shall be payable on the Effective Date of this Supplemental Agreement.

7.2 The Company shall pay to the Facility Agent for the account of each of the Increasing Banks a fee in Dollars (calculated on the amount by which each such Increasing Bank has increased its Commitment as compared to its Commitment prior to the amendment to Part I of the Facility Agreement) in the amount agreed between the Company and the Facility
     Agent on behalf of each Increasing Bank. Such fee shall be payable on the Effective Date of this Supplemental Agreement.

8.   MISCELLANEOUS

     The provision of Clauses 15 (payments), 26 (Stamp Duties), 27 (Amendments, Waivers, Remedies Cumulative), 34 (Jurisdiction) and 36 (Counterparts) of the Facility Agreement shall apply to this Supplemental Agreement as though they were set out in this Supplemental Agreement, but as if references in those Clauses to the Facility Agreement are references to this Supplemental Agreement.

9.   GOVERNING LAW

This Supplemental Agreement is governed by English law.

AS WITNESS the hands of the parties (or their duly authorised representatives) on the date which appears first on page 1.


                                  SCHEDULE 1

                                    PART I

                       THE UNDERWRITERS AND COMMITMENTS


UNDERWRITERS                                COMMITMENTS
                                            U.S. $
WESTMINSTER BANK PLC                           75,000,000

BARCLAYS BANK PLC                              60,000,000

UNION BANK OF SWITZERLAND                      55,000,000

CREDIT LYONNAIS                                50,000,000

BHF-BANK                                       40,000,000

BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG,
  NEW YORK BRANCH                              25,000,000

DRESDNER BANK AG                               25,000,000

WESTDEUTSCHE LANDESBANK GIROZENTRALE           25,000,000

BAYERISCHE VEREINSBANK AG                      25,000,000

NORDDEUTSCHE LANDESBANK GIROZENTRALE           20,000,000

                                            _____________
                                              400,000,000


                                  SCHEDULE 2

                                 ATTACHMENT 1

                    CONSOLIDATED TANGIBLE NET WORTH RATIO


    The consolidated capital (including in excess of par value but excluding effects of deferred translation adjustment) and retained
    earnings of  the Company and Subsidiaries                             $
    All franchises, patents, patent applications, trademarks, goodwill, research and development expense, the after-tax effect of
    unamortized debt discount and any other unamortized debt
    expense and other intangibles shown on the consolidated balance sheet of the Company and Subsidiaries as at the Quarterly
    Compliance Date.                                                      $

3.  Consolidated Tangible Net Worth
    (Item 1 minus Item 2)                                                 $

4.  50% of Consolidated Net Income from September 30, 1992, with
    no adjustment for losses                                              $

5.  525,000,000 plus Item 4                                               $

6.  Item 3 minus Item 5 (shall not be less than zero)                     $

SIGNATORIES


COMPANY

COMDISCO, INC.     (on behalf of itself and on behalf of those Additional
                   Borrowers party to the Facility Agreement)

By     RAYMOND J. SIEGEL


ARRANGER

NATIONAL WESTMINSTER BANK PLC

By:     RICHARD DENCH


EXTENDING BANKS

NATIONAL WESTMINSTER BANK PLC

By:      RICHARD DENCH


BARCLAYS BANK PLC

By:     KEVIN F. HERATY


UNION BANK OF SWITZERLAND, CHICAGO BRANCH

By:     WALTER R. WOLFF          DENIS J. CAMPBELL


BHF-BANK

By:     PAUL TRAVERS             PETER J. BECKER


CREDIT LYONNAIS CHICAGO BRANCH

By:     ATTILA KOC


CREDIT LYONNAIS CAYMAN ISLAND BRANCH

By:     ATTILA KOC


BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK BRANCH

By:     JOHN QUIGLEY             E.S. ATWELL


DRESDNER BANK AG, CHICAGO AND GRAND CAYMAN BRANCHES

By:     W.J. MURRAY

By:     J.D. SINSHEIMER


NORDDEUTSCHE LANDESBANK GIROZENTRALE

By:     STEPHEN K. HUNTER        PETRA FRANK-WITT


NEW BANK

BAYERISCHE VEREINSBANK AG

By:     EDWIN C. BENNETT         THEODORE F. CEGLIA


NEW EXTENDING BANK

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK
AND CAYMAN ISLANDS BRANCHES

By:     MICHAEL F. McWALTERS     J.M. MALLEY

EXITING BANKS

BANQUE NATIONALE DE PARIS

By:     ARNAUD COLLIN DU BOCAGE





BANCO CENTRAL HISPANOAMERICANO, S.A., GRAND CAYMAN BRANCH

By:     JOHN ESTRUCH


BANCO CENTRAL HISPANOAMERICANO, SA., PARIS BRANCH

By:     JUAN TALAVERA

CENTRAL HISPANO BENELUX, S.A.

By:     J.Y. JANSSENS            J.P. DE BEAUFFORT

FACILITY AGENT, TENDER PANEL AGENT AND SWINGLINE AGENT

NATIONAL WESTMINSTER BANK PLC

By:      RICHARD DENCH


LETTER OF CREDIT AGENT

BARCLAYS BANK PLC

By:      KEVIN F. HERATY


                                                                CONFORMED COPY

                         FIFTH SUPPLEMENTAL AGREEMENT

                              DATED MAY 9, 1994

                                   BETWEEN

                                COMDISCO, INC.

                                     and

                        NATIONAL WESTMINSTER BANK PLC
                                 as Arranger

                                     and

                             THE EXTENDING BANKS

                            THE NEW EXTENDING BANK

                                 THE NEW BANK

                              THE EXITING BANKS

                                     and
                        NATIONAL WESTMINSTER BANK PLC
                    as Facility Agent, Tender Panel Agent
                             and Swingline Agent

                                     and

                              BARCLAYS BANK PLC
                          as Letter of Credit Agent
                       ________________________________

               relating to a U.S.$375,000,000 Agreement dated
                   June 4, 1991 (as amended by supplemental
               agreements dated August 27, 1991, April 20, 1992
                    September 21, 1992 and April 23, l993)
                      _________________________________
                                ALLEN & OVERY
                               Swiss Bank Tower
                             10 East 50th Street
                              New York, NY 10022